UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Escalon Medical Corp.

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Escalon Medical Corp. 435 Devon Park Drive, Building 100 Wayne, PA 19087 Tel.610-688-6830 • Fax. 610-688-3641

Notice of 2008 Annual Meeting of Shareholders
To Be Held June 30, 2009

To the Shareholders of Escalon Medical Corp.:

The annual meeting of shareholders of Escalon Medical Corp. will be held at 9:00 a.m., local time, on June 30, 2009, at the offices of the Company, 435 Devon Park Drive, Building 100, Wayne, PA 19087. At our annual meeting, our shareholders will act on the following matters:

1.	Election of two Class III directors, each for a term of three years and until their respective successors have been elected to serve; and

2.	Any other matters that properly come before our annual meeting.

All shareholders of record as of the close of business on June 5, 2009 are entitled to vote at our annual meeting.

Our 2008 Annual Report is being mailed to shareholders together with this Notice.

It is important that your shares be voted at our annual meeting. Please complete, sign and return the enclosed proxy card in the envelope provided whether or not you expect to attend our annual meeting in person.

By Order of the Board of Directors,

Richard J. DePiano
Chairman and Chief Executive Officer

June 2, 2009
Wayne, Pennsylvania

ESCALON MEDICAL CORP.

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of shareholders of Escalon Medical Corp. to be held on June 30, 2009, at the offices of the Company, 435 Devon Park Drive, Building 100, Wayne, PA 19087 at 9:00 a.m., local time, and at any adjournment, postponement or continuation of the annual meeting. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about June 8, 2009. Unless the context indicates otherwise, all references in this proxy statement to “we,” “us,” “our” “Escalon” or the “Company” mean Escalon Medical Corp. and its subsidiaries.

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ABOUT OUR ANNUAL MEETING

What is the purpose of our annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of two Class III directors and any other matters that properly come before our annual meeting. In addition, our management will report on our performance during fiscal 2008 and respond to appropriate questions from shareholders.

VOTING

Who is entitled to vote at our meeting?

Holders of common stock of record at the close of business on the record date, June 5, 2009, are entitled to receive notice of and to vote at our annual meeting, and any adjournment, postponement or continuation of our annual meeting.

What are the voting rights of our shareholders?

As of the record date, 7,413,930 shares of common stock were outstanding, each of which is entitled to one vote with respect to each matter to be voted on at our annual meeting.

Who can attend our annual meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend our annual meeting. Even if you currently plan to attend our annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend our annual meeting.

If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at our annual meeting.

What constitutes a quorum?

The presence at our annual meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at our annual meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares present at our annual meeting.

How do I vote?

If you or your duly authorized attorney-in-fact complete, properly sign and return the accompanying proxy card to us, it will be voted as you direct. If you are a registered shareholder and attend our annual meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at our annual meeting will need to obtain a signed proxy from the institution that holds their shares.

May I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be revoked if you attend our annual meeting in person and request that your proxy be revoked, although attendance at our annual meeting will not by itself revoke a previously granted proxy.

What are our Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote:

•	FOR election of our nominees for Class III directors (see pages 4 through 7).

What vote is required to approve each matter?

Election of Class III Directors.  The two persons receiving the highest number of “FOR” votes cast by the holders of our common stock for election as Class III directors will be elected. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although the proxy will be counted for purposes of determining whether a quorum is present. Abstentions and shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner of or persons otherwise entitled to vote the shares and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, will not be taken into account in determining the outcome of the election. We do not permit cumulative voting in the election of directors.

Other Matters.  The affirmative vote of a majority of the votes cast by the holders of our common stock on the proposal will be required to approve any other matter that properly comes before our annual meeting. Abstentions and broker non-votes do not constitute votes cast and therefore will not affect the outcome of the vote.

If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our Board, i.e., FOR the election of our nominees for Class III directors.

Who will pay the costs of soliciting proxies on behalf of our Board of Directors?

We are making this solicitation and will pay the cost of soliciting proxies on behalf of our Board of Directors, including expenses of preparing and mailing this proxy statement. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person or by telephone or telegram by our regular officers and employees, none of whom will receive special compensation for such services. Upon request, we will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

STOCK OWNERSHIP

The following table indicates, as of September 29, 2008, information about the beneficial ownership of our common stock by (1) each director as of September 29, 2008, (2) each Named Executive Officer, (3) all directors and executive officers as of September 29, 2008 as a group and (4) each person who we know beneficially owns more than 5% of our common stock. All such shares were owned directly with sole voting and investment power unless otherwise indicated.

Beneficial Ownership Table

			Amount of
	Amount of		Beneficial
	Beneficial		Ownership
	Ownership of		of Shares	Amount of	Aggregate
	Outstanding	Percent	Underlying	Aggregate Beneficial	Percent of
Name	Shares(1)	of Class	Options	Ownership	Class

Richard J. DePiano	144,278	2.2%	286,897	431,175	6.7%
Richard J. DePiano, Jr.	206	0.0%	100,367	100,573	1.6%
Robert O’Connor	—	0.0%	100,000	100,000	1.6%
Mark Wallace	—	0.0%	47,467	47,467	*
William L.G. Kwan	—	0.0%	80,000	80,000	1.2%
Jay L. Federman	12,072	0.2%	65,000	77,072	1.2%
Anthony J. Coppola	—	0.0%	45,000	45,000	*
Lisa Napolitano	—	0.0%	42,000	42,000	*
Fred Choate	—	0.0%	30,000	30,000	*
All Directors and Executive Officers as a group (9 persons)	156,556	2.4%	796,731	953,287	14.9%

(*)	Less than on percent

(1)	Information furnished by each individual named. This table includes shares that are owned jointly, in whole or in part with the person’s spouse, or individually by his or her spouse. No shares held by board members or named executive officers are pledged as collateral.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires that our officers and directors, as well as persons who own 10% or more of a class of our equity securities, file reports of their ownership of our securities, as well as statements of changes in such ownership, with us and the Securities Exchange Commission (the “SEC”). Based upon written representations received by us from our officers, directors and 10% or greater shareholders, and our review of the statements of beneficial ownership changes filed with us by our officers, directors and 10% or greater shareholders during fiscal 2008, we believe all such filings required during the fiscal year 2008 were made on a timely basis.

ELECTION OF DIRECTORS

ITEM 1 — ELECTION OF CLASS III DIRECTORS

Introduction

The election of our directors by our shareholders is governed by the Pennsylvania Business Corporation Law and our Bylaws. The following discussion summarizes these provisions and describes the process our Governance and Nominating Committee will follow in connection with the nomination of candidates for election as directors by the holders of our common stock.

Governance and Nominating Procedures

Our Governance and Nominating Committee is responsible for recommending to the Board of Directors candidates to stand for election to the Board of Directors at the annual meeting. Our Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the advance notice procedures in Section 2.3 of our Bylaws. These procedures are described under “Shareholder Proposals” in this proxy statement. The Governance and Nominating Committee may also consider director candidates proposed by our management. We have not utilized third-party executive search firms to identify candidates for director.

With the exception of applicable rules of the SEC and the Nasdaq Stock MarketSM (“Nasdaq”), our Governance and Nominating Committee does not have any specific, minimum qualifications for candidates for election to our Board of Directors, and our Governance and Nominating Committee may take into account such factors as it deems appropriate. Our Governance and Nominating Committee examines the specific attributes of candidates for election to our Board of Directors and also considers the judgment, skill, diversity, business experience, the interplay of the candidate’s experience with the experience of the other members of our Board of Directors and the extent to which the candidate would contribute to the overall effectiveness of our Board of Directors.

Our Governance and Nominating Committee will utilize the following process in identifying and evaluating candidates for election as members of our Board of Directors:

•	Evaluation of the performance and qualifications of the members of our Board of Directors whose term of office will expire at the forthcoming annual meeting of shareholders and determination of whether they should be nominated for re-election.

•	Consideration of the suitability of the candidates for election, including incumbent directors.

•	Review of the qualifications of any candidates proposed by shareholders in accordance with our Bylaws, candidates proposed by management and candidates proposed by individual members of our Board of Directors.

•	After such review and consideration, propose to the Board of Directors a slate of candidates for election at the forthcoming annual meeting of shareholders.

Actions Taken by Our Governance and Nominating Committee

Our Governance and Nominating Committee met once this year, but our entire Board of Directors performed the functions of the Governance and Nominating Committee with respect to the nominating of candidates for election at the 2008 Annual Meeting. The Board of Directors met on September 25, 2008 for the purpose of nominating candidates for election as directors by our shareholders at our 2008 annual meeting of shareholders and approved the nomination of the persons named below.

Candidates for Election

Our Board of Directors currently consists of six members, four of whom are considered independent for purposes of the applicable Nasdaq rules. The current independent directors are Anthony J. Coppola, Lisa A. Napolitano, Fred G. Choate and William L. G. Kwan. Each director is elected for a three-year term and until his/her successor has been duly elected. The current three-year terms of our directors expire in the years 2008, 2009 and 2010, respectively.

Two Class III directors are to be elected at our annual meeting. Unless otherwise instructed, the proxies solicited by our Board of Directors will be voted for the election of the nominees named below. The two Class III nominees are currently directors of the Company.

If any of the nominees becomes unavailable for any reason, the proxies intend to vote for a substitute nominee designated by our Board of Directors. Our Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on our Board of Directors for any reason may be filled by a majority vote of our directors then in office until the expiration of the term of the class of directors in which the vacancy exists.

The names of the nominees for Class III directors and the Class I directors and Class II directors who will continue in office after our annual meeting until the expiration of their respective terms, together with certain information regarding them, are as follows:

Class III	Director	Year Term		Principal Occupation During Past Five
Name of Director	Since	Will Expire	Age	Years and Certain Directorships

Richard J. DePiano	1996	2011*	67	Chairman and CEO of Escalon Medical Corp. since March 1997. CEO of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986; Chairman of the Board of Directors of PhotoMedex, Inc.
Jay L. Federman, M.D.	1996	2011*	70	Jay Federman, M.D. is an ophthalmologist subspecializing in the management of vitreo-retinal diseases with Associated Retinal Consultants. He is currently an Attending Surgeon at Wills Eye Institute and a Professor of Ophthalmology at Jefferson Medical College. His Directorships include the Research Department of Wills Eye Hospital from 1987 to 1995, Chief of the Department Ophthalmology of the Medical College of PA from 1994 to 2004, Co-Director of the Retina Service of Wills Eye Hospital from 1991 to 1999 and a Director of the Vitreo-Retinal Research Foundation of Philadelphia. He is a member of the American Academy of Ophthalmology, American College of Surgeons, American Ophthalmological Society, Association of Research in Vision and Ophthalmology, Club Jules Gonin, Macula Society, and the Retina and Vitreous Societies.

*	If elected at the Annual Meeting.

Directors Continuing in Office

Name of Director	Director	Year Term		Principal Occupation During Past Five
Class I	Since	Will Expire	Age	Years and Certain Directorships

William L.G. Kwan	1999	2009	67	Retired; Vice President of Business Development of Alcon Laboratories, Inc. a medical products company, from October 1996 to 1999, and Vice President of International Surgical Instruments from November 1989 to October 1999.
Anthony J. Coppola	2000	2009	71	Principal and operator of The Historic Town of Smithville, Inc., a real estate and commercial property company from 1988 to present; Retired Division President of SKF Industries, a manufacturing company, from 1963 to 1986.

Nominees for
Class II	Director	Year Term		Principal Occupation During Past Five
Name of Director	Since	Will Expire	Age	Years and Certain Directorships

Lisa A. Napolitano	2003	2010	45	Tax Manager, Global Tax Management, Inc., a provider of compliance support services for both federal and state taxes, since 1998. Ms. Napolitano is a Certified Public Accountant in Pennsylvania.
Fred G. Choate	2005	2010	62	Managing Member of Atlantic Capital Funding LLC, a venture capital fund, from 2003 to present, Managing Member of Atlantic Capital Management LLC, a venture capital fund, from 2004 to present; Baltic-American Enterprise Fund, a venture capital fund, Chief Investment Officer from 2003 to present; Managing Member of Greater Philadelphia Venture Capital Corp, a venture capital fund, from 1992 to present. Mr. Choate has been a director of Parke Bank since 2003. Mr. Choate was formerly a director of Escalon Medical from 1998 to 2003.

CORPORATE GOVERNANCE

The SEC and Nasdaq have adopted regulations and listing requirements that relate to our corporate governance. Our Board of Directors has adopted standards and practices in order to comply with those regulations that apply to us. We have has adopted a Code of Ethics, which can be accessed on our web site at www.escalonmed.com. Our independent directors meet at regularly scheduled meetings at which only independent directors are present.

Our Board of Directors and Its Committees

Our Board of Directors met seven times in fiscal 2008. Our Board of Directors has an Executive Committee, an Audit Committee, a Governance and Nominating Committee and a Compensation Committee.

Audit Committee

Our Audit Committee consists of Anthony J. Coppola, William L.G. Kwan and Lisa A. Napolitano. The Committee met four times in fiscal 2008. Each member of the Audit Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Consistent with the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Audit Committee has responsibility for:

•	the selection of our independent public accountants;

•	reviewing the scope and results of the audit;

•	reviewing related-party transactions; and

•	reviewing the adequacy of our accounting, financial, internal and operating controls.

Our Audit Committee operates pursuant to a written charter, the full text of which is available on our website.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Anthony J. Coppola, Fred G. Choate and Lisa A. Napolitano. Each member of the Governance and Nominating Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Our Governance and Nominating Committee has responsibility for:

•	developing and recommending to the Board corporate governance guidelines, establishing procedures to ensure effective functioning of the Board;

•	reviewing of director compensation;

•	identifying individuals believed to be qualified to become members of our Board of Directors and to recommend to our Board of Directors nominees to stand for election as directors; and

•	Identifying members of our Board of Directors qualified to serve on the various committees of our Board of Directors.

Our Governance and Nominating Committee operates pursuant to a written charter, the full text of which is available on our website.

Compensation Committee

Our Compensation Committee consists of Anthony J. Coppola, Fred G. Choate and Lisa A. Napolitano. The Committee met one time in fiscal 2008. Each member of the Compensation Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Our Compensation Committee has responsibility for:

•	the annual review and determination of the compensation of our executive officers;

•	providing annual compensation recommendations to our Board of Directors for all of our officers;

•	determining the employees who participate in our equity incentive plans and the provision of recommendations to our Board of Directors as to individual stock option grants and other awards; and

•	the general oversight of our employee benefit plans.

Our Compensation Committee operates pursuant to a written charter, the full text of which is available on our website. Our Compensation Committee’s charter reflects these responsibilities, and the Compensation Committee and our Board of Directors reviews the charter annually.

Director — Shareholder Communications

Our shareholders may communicate with our Board of Directors through our Secretary. Shareholders who wish to communicate with any of our directors may do so by sending their communication in writing addressed to a particular director, or in the alternative, to “Non-management Directors” as a group, in care of our Secretary at our headquarters, 435 Devon Park Drive, Building 100, Wayne, PA 19087. All such communications that are received by our Secretary will be promptly forwarded to the addressee or addressees set forth in the communication.

We actively encourage our directors to attend our annual meetings of shareholders because we believe director attendance at our annual meetings provides our shareholders with an opportunity to communicate with the members of our Board of Directors. All of our directors attended our annual meeting of shareholders in 2007 and intend to be in attendance at the 2008 annual meeting.

EXECUTIVE OFFICERS OF THE COMPANY

Our executive officers are as follows:

Name	Age	Position

Richard J. DePiano	67	Chairman and Chief Executive Officer
Richard J. DePiano, Jr.	42	President and General Counsel
Mark G. Wallace	39	Chief Operating Officer
Robert M. O’Connor	47	Chief Financial Officer

Mr. DePiano has been a director of the Company since February 1996 and has served as Chairman and Chief Executive Officer of the Company since March 1997. Mr. DePiano has been the Chief Executive Officer of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986. Mr. DePiano also serves Chairman of the Board of Directors of PhotoMedex, Inc.

Mr. DePiano, Jr. was appointed Chief Operating Officer and General Counsel of the Company December 28, 2006. Mr. DePiano, Jr. joined the Company in November of 2000 as Vice President Corporate and Legal Affairs. Prior to joining the Company, Mr. DePiano, Jr. worked with Forceno & Arangio, L.L.P., from September 1998 until November 2000 as a Senior Associate representing individual and business clients in various areas of the law including mergers and acquisitions, automotive dealership representation, family, small and emerging businesses, securities law, venture capital financing, consumer finance and general corporate and commercial matters. Prior to this Mr. DePiano, Jr. was in private law practice since 1992. He served as President and is a member of the Board of Directors of the Delaware Valley Corporate Counsel Association (“DELVACCA”). Mr. DePiano, Jr. also serves as the Chairman of the Nominations Committee, Chairman of the Law School Initiative Committee and member of the Pro-Bono Committee of DELVACCA. He also is Vice Chairman of the Board of Directors of the Montgomery County Industrial Development Authority.

Mr. Wallace was appointed our Chief Operating Officer on January 1, 2008. Mr. Wallace has worked with us since 1997. Previous to being appointed Chief Operating Officer he was Executive Vice President of our Escalon Digital Solutions and Trek Medical subsidiaries. He has jointly held the position of Vice President-Quality, with quality and regulatory responsibilities for all of the our companies, and has also previously served as Operations Manager at Sonomed, Inc. and Quality Manager of Escalon Medical. He had previously worked with Lunar Corp (now GE Healthcare) and Trek Medical. He holds a BS Industrial Engineering and a MS Manufacturing Systems Engineering, both from the University of Wisconsin-Madison, is a senior member of the American Society of Quality, and has over 18 years experience in the medical device industry.

Mr. O’Connor was appointed Chief Financial Officer of the Company on June 30, 2006. Mr. O’Connor joined the Company from BDO Seidman, LLP where he served as a senior manager from 2004. His prior experience includes both public and private accounting roles as a manager at PricewaterhouseCoopers, LLP where he served in the middle market advisory services group from 1998 until 2000, and positions of controller and chief financial officer of Science Dynamics, a manufacturer of high tech telecom equipment, from 2000 until 2002 and Ianieri & Giampapa, LLC, a certified public accounting firm from 2002 until 2004. Mr. O’Connor holds an MBA from Rutgers University — Graduate School of Management and a B.S. from Kean University. He is a certified public accountant and a member of the American Institute of Certified Public Accountants (AICPA).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

The Compensation Committee of our Board of Directors, or our Compensation Committee, oversees our compensation and policies, our compensation levels, including reviewing and approving equity awards to our executive officers, and reviews and recommends annually for approval by our Board of Directors all compensation decisions relating to our executive officers.

Our Compensation Committee believes that the primary objectives of our compensation programs for our executive officers are to:

•	attract and retain talented and dedicated executive officers who contribute to our growth, development and profitability and to encourage them to remain with us for many years;

•	motivate our executive officers to achieve our strategic business objectives and to reward them when they achieve those objectives; and

•	provide long-term compensation to our executive officers that rewards our executive officers for sustained financial and operating performance and leadership excellence.

Our Compensation Philosophy and Objectives

The most significant component of the compensation policy administered by our Compensation Committee is that a substantial portion of the aggregate annual compensation of our named executive officers should be based on our annual financial results, our overall sales, growth and our profitability. Our Compensation Committee also evaluates the achievement of our other corporate objectives and the contribution of each named executive officer to those achievements.

We rely on our judgment in making compensation decisions after reviewing our performance and the performance of our executives based on financial and operational objectives. We do not retain the services of any compensation consultants. Three of our named executive officers, Richard DePiano, Sr., Mark Wallace and Robert O’Connor, have employment, severance and change-of-control agreements. (See Employment Agreements below.)

For a number of years, we have maintained a cash incentive compensation program for our officers, including our named executive officers. The amount of the bonus is dependent upon several factors listed below including our financial results, sales growth and our profitability. Our Compensation Committee does not assign specific weights to these factors.

The Compensation of Our Officers

Our officers receive the following types of compensation:

•	Base Salary. The base salaries of our officers, including our named executive officers, are established based on the scope of their responsibilities and the recommendation of our Chief Executive Officer to our Compensation Committee for other than his own compensation. Our Compensation Committee reviews the base salaries of our named executive officers annually, including our Chief Executive Officer, and adjusts those salaries annually after taking into account individual responsibilities, performance, length of service with us, current salary, experience and compensation history as well as our results of operations.

•	Annual Cash Bonus. Our officers, including our named executive officers, receive annual cash bonuses based on our financial results, overall sales growth and profitability. The maximum aggregate amount available annually for our officers is determined by our Compensation Committee. Our Compensation Committee then recommends to our Board of Directors the percentage of the maximum amount to be allocated among our officers, including our named executive officers, on a discretionary basis. Our Chief Executive Officer submits recommended bonus allocations for our officers, including our named executive officers other than himself, to our Compensation Committee, which reviews his recommendations and then establishes the annual bonus allocations for our officers and reports its decisions to our Board of Directors. The annual cash bonuses approved by our Compensation Committee are paid in a single installment following the completion of a particular fiscal year.

•	Long-Term Equity Incentives. We believe that we can maximize our long-term performance best when the performance of our officers is motivated by equity-based awards that provide value based on our long-term performance. We have designed our long-term equity compensation plans to provide all of the members of our management, including our named executive officers, with equity incentives to foster the alignment of the interests of our officers with the interests of our stockholders. Our equity-based compensation plans provide the principal method by which our officers can acquire ownership of our common stock. The primary form of equity compensation that we have historically awarded to our officers, including our named executive officers, is stock options. Our Compensation Committee receives preliminary recommendations for periodic stock option grants from our Chief Executive Officer for our officers other than himself. Our Compensation Committee then recommends stock option grants for all of our officers, including our Chief Executive Officer, for approval by our Board of Directors. We have stock option plans that authorize us to grant options to purchase shares of our common stock to our employees, officers and directors. We have consistently followed the practice of granting stock options at an exercise price of the closing price of our common stock on Nasdaq on the date of grant.

The Operation of Our Compensation Process

Our Compensation Committee recommends all compensation and equity awards to our executive officers for final discretionary action by our Board of Directors. Our Compensation Committee, in recommending the annual compensation of our officers, including our named executive officers, to be established by our Board of Directors, reviews the performance and compensation of our officers. In assessing the performance of our named executive officers in relation to the objectives established by our Board of Directors, our Compensation Committee reviews specific achievements associated with attainment of the objectives, the degree of difficulty of the objectives and the extent to which significant unforeseen obstacles or favorable circumstances affected their performance.

Our Compensation Committee recommends to our Board of Directors the base salaries, annual aggregate bonus amount and stock option grants to the members of our management. As part of its oversight of the compensation of our named executive officers, our Compensation Committee reviewed recommended the following compensation adjustments for 2008 for our named executive officers:

•	increases in base salaries of our named executive officers in 2008 that averaged 3.5% which our Compensation Committee considered an adjustment consistent with published information about CPI increases in the United States in 2008;

•	increase in an individual bonus represented a contractual obligation for one of the named executives.

•	the remaining named executives took no bonus for the year and initiated cost cutting measurements in all business units. To that end, executive management took a reduction in salary of ten percent (10%).

•	continued grants of stock options at exercise prices at which we would be prepared to sell our common stock in the event we were to determine to raise additional capital because our Compensation Committee believes that our history of stock option grants has in fact been successful in motivating our named executive officers to achieve superior performance.

Tax Matters

Section 162(m) of the Code generally does not allow us a deduction for federal income tax purposes to the extent that we pay annual compensation to any of our executive officers named in the Summary Compensation Table in this proxy statement that is in excess of $1 million. However, compensation paid to such an executive officer that is paid pursuant to a performance-based plan is generally not subject to the Section 162(m) limitation. Although our Compensation Committee is aware of the Section 162(m) limitation, our Compensation Committee believes that it is equally important to maintain flexibility and the competitive effectiveness of the compensation of our named executive officers. Our Compensation Committee may, therefore, from time to time, authorize compensation that is not deductible for federal income tax purposes if our Compensation Committee believes it is in our best interests and the best interests of our stockholders to do so.

Executive Compensation Tables

The following table sets forth certain summary information concerning compensation which we paid or accrued to or on behalf of each of our executive officers during the fiscal years ended June 30, 2008 and 2007 (the “Named Executive Officers”) for each of such fiscal years.

							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary	Bonus	Awards	Awards(1)	Compensation	Earnings	Compensation(2)	Total

Richard J. DePiano	2008	$336,343	$—	$—	$57,653	$—	$—	$19,816	$413,812
Chairman and Chief	2007	$317,700	$250,000	$—	$23,207	$—	$—	$9,600	$600,507
Executive Officer
Richard J. DePiano, Jr.	2008	$180,000	$—	$—	$18,448	$—	$—	$9,600	$208,048
President and	2007	$127,200	$80,000	$—	$7,425	$—	$—	$—	$214,625
General Counsel
Robert M. O’Connor	2008	$205,400	$—	$—	$8,547	$—	$—	$9,600	$223,547
Chief Financial Officer	2007	$200,000	$25,000	$—	$—	$—	$—	$—	$225,000
Mark Wallace	2008	$93,246	$60,000	$—	$2,849	$—	$—	$—	$156,095
Chief Operating Officer

(1)	Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2008, in accordance with FAS 123(R). Assumptions used in the calculation of these amounts are included in Note 2 to the Consolidated Financial Statements. There were no forfeitures during 2008. The options granted to Mr. DePiano, Sr. vest over a two-year period; options granted to Mr. DePiano, Jr., Mr. O’Connor and Mr. Wallace vest over a five-year period years (see “Long-Term Incentives” under Compensation Discussion and Analysis). There were no options exercised by the named executives during the year ended June 30, 2008.

(2)	Includes payment of, (a) an automobile allowance and (b) insurance premiums paid for life and health insurance.

Plan-Based Awards

The following table sets forth certain information regarding plan-based awards granted during the fiscal year ended June 30, 2008.

Grants of Plan-Based Awards

								All
								Other			Grant
								Stock	All Other		Date
								Awards	Option		Fair
								Number	Awards	Exercise	Value
		Estimated Future Payouts						of	Number of	or Base	of Stock
		Under Non-Equity Incentive			Estimated Future Payouts Under Equity Incentive			Shares	Securities	Price of	and
	Grant	Plan Awards			Plan Awards			of Stock	Underlying	Option	Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Award(1)

Richard J. DePiano	11/13/2007	—	—	—	—	—	—	—	25,000	$3.05	$71,227
Richard J. DePiano, Jr.	11/13/2007	—	—	—	—	—	—	—	20,000	$3.05	$56,981
Robert M. O’Connor	11/13/2007	—	—	—	—	—	—	—	20,000	$3.05	$56,981
Mark Wallace	11/13/2007	—	—	—	—	—	—	—	5,000	$3.05	$14,245

(1)	Represents the fair value on date of grant in accordance with FAS 123(R). Assumptions used in the calculation of these amounts are included in Note 2 to the Consolidated Financial Statements. There were no forfeitures during 2008. The options granted to Mr. DePiano, Sr. vest over a two-year period; options granted to Mr. DePiano, Jr., Mr. O’Connor and Mr. Wallace vest over a five-year period years (see “Long-Term Incentives” under Compensation Discussion and Analysis). There were no options exercised by the named executives during the year ended June 30, 2008.

Outstanding Equity Awards at Fiscal Year-End — 2008

The following table sets forth certain information regarding grants of equity awards held by the named executive officers as of June 30, 2008.

	Option Awards
			Equity
			Incentive
			Plan Awards:
			Number of
			Securities
			Underlying
	Number of Securities Underlying		Unexercised	Option	Option
	Unexercised Options		Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable	Options	Price	Date

Richard J. DePiano	41,480	—	—	$2.13	4/19/2009
	45,000	—	—	$2.38	11/1/2010
	50,000	—	—	$2.77	11/1/2011
	10,417	—	—	$1.45	8/13/2112
	25,000	—	—	$6.94	11/10/2013
	25,000	—	—	$6.19	8/17/2014
	40,000	—	—	$8.06	8/16/2015
	15,200	4,800	4,800	$2.65	11/9/2016
	7,293	17,707	17,707	$3.05	11/13/2017
Richard J. DePiano, Jr.	700	—	—	$2.38	11/1/2010
	1,100	—	—	$2.77	11/1/2011
	3,567	—	—	$1.45	8/13/2112
	10,000	—	—	$6.94	11/10/2013
	25,000	—	—	$6.19	8/17/2014
	20,000	—	—	$8.06	8/16/2015
	6,334	13,666	13,666	$2.65	11/9/2016
	2,334	17,666	17,666	$3.05	11/13/2017
Robert M. O’Connor	60,000			$5.05	6/29/2016
	6,334	13,666	13,666	$3.05	11/13/2017
Mark Wallace	584	4,416	4,416	$3.05	11/13/2017

(1)	These options were granted under our 1999 Equity Incentive Plan and have a term of ten years, subject to earlier termination in certain events. The options granted to Mr. DePiano, Sr. vest over a two-year period. Options granted to Mr. DePiano, Jr., Mr. O’Connor and Mr. Wallace vest over a five-year period. There were no options exercised by the named executives during the year ended June 30, 2008.

Potential Payments upon Termination or Change-in-Control

If Mr. DePiano’s employment with us is terminated by the Company, prior to him attaining age 65 or if he terminates his employment with us for good reason, as defined in the agreement, we would be obligated to pay him $8,000 per month for life. If Mr. DePiano were to die within a period of three years after such termination, we would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to him and his beneficiaries in the aggregate.

Mr. O’Connor, pursuant to his offer letter, will be entitled to a severance payment equal to 100% of his annual base salary and an increase of his annual base salary to $250,000 in connection with a change of control.

Discussion of Elements of Compensation

Salary.  Salaries for named executive officers are determined based on a variety of factors, including the executive’s scope of responsibilities. Salaries are reviewed for our named executive officers once each year, and may be adjusted after considering the factors listed below and the named executive officer’s performance.

Annual Cash Bonus.  In fiscal year 2008, named executive officers had the opportunity to earn a cash bonus. Bonuses are provided to reward achieving business results against individual annual performance commitments and to deliver cash as part of an overall compensation package that is competitive in the marketplace.

The Compensation Committee determines bonuses in its discretion based on performance across a combination of qualitative and quantitative objectives during the performance period. Working with our Chief Executive Officer, each named executive officer establishes these objectives annually. The Chief Executive Officer establishes his goals in consultation with the Board. The goals used to determine bonuses vary for each executive based on his responsibilities and may include financial or strategic measures, including:

•	revenue,

•	profitability,

•	innovation,

•	product development and implementation,

•	quality,

•	customer satisfaction,

•	customer acceptance,

•	organizational and leadership,

•	strategic planning and development,

•	operations excellence, and

•	efficiency and productivity.

For named executive officers other than the Chief Executive Officer, the Chief Executive Officer recommends individual bonus payments based on the executive’s performance against his goals for the year. The Compensation Committee considers the recommendations and makes a final decision on the bonus payments.

For Mr. DePiano, the Compensation Committee recommends a bonus payment to the independent members of the Board. In making this recommendation, the Compensation Committee considers the performance evaluation of Mr. DePiano. The Board considers the Committee’s recommendation and Mr. DePiano’s performance evaluation in determining the bonus for Mr. DePiano.

Employment Agreements

On May 12, 1998, the Company entered into an employment agreement with Richard J. DePiano as the Chairman and Chief Executive Officer of the Company. The initial term of the employment agreement commenced on May 12, 1998 and continued through June 30, 2001. The employment agreement renews on July 1 of each year for successive terms of three years unless either party notifies the other party at least 30 days prior to such date of the notifying party’s determination not to renew the agreement. The current base salary provided under the agreement, as adjusted for yearly cost of living adjustments, is $317,700 per year, and the agreement provides for additional incentive compensation in the form of a cash bonus to be paid by the Company to Mr. DePiano at the discretion of the Board of Directors. The agreement also provides for health and long-term disability insurance and other fringe benefits as well as an automobile allowance of $800 per month.

On June 23, 2005, the Company entered into a Supplemental Executive Retirement Benefit Agreement with Mr. DePiano. The agreement provides for the payment of supplemental retirement benefits to Mr. DePiano in the event of his termination of service Mr. DePiano with the Company under the following circumstances:

•	If Mr. DePiano retires at age 65 or older, the Company is obligated to pay the executive $8,000 per month for life, with payments commencing the month after retirement. If Mr. DePiano were to die within a period of three years after such retirement, the Company would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to the covered executive and his beneficiaries in the aggregate.

•	If Mr. DePiano dies before his retirement, while employed by the Company, the Company would be obligated to make 36 monthly payments to his beneficiaries of $8,000 per month commencing in the month after his death.

•	If Mr. DePiano were to become permanently disabled while employed by the Company, the Company would be obligated to pay the executive $8,000 per month for life, with payments commencing the month after he suffers such disability. If Mr. DePiano were to die within three years after suffering such disability, the Company would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to the covered executive and his beneficiaries in the aggregate.

•	If Mr. DePiano’s employment with the Company is terminated by the Company, prior to him attaining age 65 or if he terminates his employment with the Company for good reason, as defined in the agreement, the Company would be obligated to pay him $8,000 per month for life. If Mr. DePiano were to die within a period of three years after such termination, the Company would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to him and his beneficiaries in the aggregate.

During the fourth quarter of fiscal 2005, we recorded as an expense in our Consolidated Statement of Income, $1,087,000, which represents the present value of the supplemental retirement benefits awarded.

As President and General Counsel, Mr. DePiano, Jr. received an annual salary of $180,000.

As Chief Financial Officer, Mr. O’Connor’s annual base salary is $205,400. Mr. O’Connor has been granted stock options to purchase 60,000 shares of the Company’s common stock, which are exercisable in full as of the June 30, 2006 grant date. The exercise price of these options is $5.05 per share. Mr. O’Connor, pursuant to his offer letter, will be entitled to a severance payment equal to his annual base salary and an increase of his annual base salary to $250,000 in connection with a change of control.

As Chief Operating Officer, Mr. Wallace received an annual salary of $93,246.

No named executive officer exercised options during the year ended June 30, 2008. No awards were made to any named executive officer during such fiscal year under any long-term incentive plan. We do not currently sponsor any defined benefit or actuarial plans.

The following table shows securities authorized for issuance under equity compensation plans.

Equity Compensation Plan Information

Number of
Securities
Remaining
Available
	Number of		for Future
	Securities to be		Issuance
	Issued Upon	Weighted-Average	Under Equity
	Exercise of	Exercise Price of	Compensation
	Outstanding	Outstanding	Plans (Excluding
	Options, Warrants	Options, Warrants	Securities
	and Rights	and Rights	Reflected in Column
Plan Category	(a)	(b)	(a))(c)

Equity compensation plans approved by security holders	920,685	$5.728	360,667
Equity compensation plans not approved by security holders	120,000	$15.60	-0-

Total	1,040,685		360,667

Report of Our Compensation Committee

The following report of our Compensation Committee does not constitute proxy solicitation material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Compensation Committee report by reference therein.

Our Compensation Committee held a telephonic joint meeting with the Board of Directors of the company. The committee reviewed and discussed the compensation discussion and analysis that appears under the caption “Executive Compensation” with management.

Based on the review and discussion by our Compensation Committee with management, the members of our Compensation Committee then held a meeting at which they recommended to our Board of Directors that our Board of Directors approve the inclusion of the compensation disclosure and analysis in our Form 10-K/A annual report for the year ended June 30, 2008 under the caption “Executive Compensation” for filing with the SEC.

Compensation Committee:
Anthony J. Coppola
Lisa A. Napolitano
Fred G. Choate

June 4, 2009

COMPENSATION OF DIRECTORS

None of our directors were paid any directors fees by us during the fiscal year ended June 30, 2008. In fiscal 2008, each of our non-employee directors was awarded a grant of options to purchase 10,000 shares of our common stock under our 1999 Equity Incentive Plan with an exercise price of $3.05 per share, which was the closing price of our common stock on the NASDAQ Capital Market on November 29, 2007 which fully vested immediately upon grant. Directors are reimbursed for expenses incurred in connection with attending meetings of the Board and Board Committees.

The following table sets forth certain information regarding the compensation paid to our directors for their service during the fiscal year ended June 30, 2008.

					Equity
					Incentive
					Plan Awards:
					Number of
					Securities
	Fees				Underlying
	Earned			Non-Equity	Unexercised
	or Paid	Stock	Option	Incentive Plan	Unearned	All Other
Name	in Cash	Awards	Awards(1)	Compensation	Options	Compensation	Total

Anthony Coppola	$—	$—	$24,754	$—	$—	$—	$24,754
Jay L. Federman	$—	$—	$24,754	$—	$—	$—	$24,754
William L.G. Kwan	$—	$—	$24,754	$—	$—	$—	$24,754
Lisa Napolitano	$—	$—	$24,754	$—	$—	$—	$24,754
Fred Choate	$—	$—	$24,754	$—	$—	$—	$24,754

(1)	Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2008, in accordance with FAS 123(R). Assumptions used in the calculation of these amounts are included in Note 2 to the Consolidated Financial Statements. There were no forfeitures during 2008. The table below sets forth the aggregate number of stock options held by each of our non-employee directors who own options to purchase shares of the Company’s common stock as of June 30, 2008. Options granted to non-employee directors vest on the date of grant and expire after ten years.

Name	Stock Options

Anthony Coppola	45,000
Jay L. Federman	65,000
William L.G. Kwan	80,000
Lisa Napolitano	42,000
Fred Choate	30,000

Related Person Transactions

We recognize that related person transactions present a heightened risk of conflicts of interest and can create the appearance of a conflict of interest. Therefore, all proposed related person transactions are disclosed to the Board of Directors before we enter into the transaction, and, if the transaction continues for more than one year, the continuation is reviewed annually by the Board of Directors.

The Company and a member of the Company’s Board of Directors, Jay Federman, M.D., are founding and equal members of Ocular Telehealth Management, LLC (“OTM”). OTM is a diagnostic telemedicine company providing remote examination, diagnosis and management of disorders affecting the human eye. OTM’s initial solution focuses on the diagnosis of diabetic retinopathy by creating access and providing annual dilated retinal examinations for the diabetic population. OTM was founded to harness the latest advances in telecommunications, software and digital imaging in order to create greater access and a more successful disease management for populations that are susceptible to ocular disease. Through June 30, 2008, Escalon had invested $357,000 in OTM and owned 45% of OTM. We will provide administrative support functions to OTM. For the years ended 2008, 2007 and 2006 the Company recorded losses of $88,206, $87,852 and $173,844, respectively.

A senior executive officer have provided legal services as either an employee or a consultant to the Company. Richard DePiano, Jr. (son of the Chief Executive Officer (“CEO”)) is President and General Counsel to the Company, Mr. DePiano’s salary for the fiscal year 2008 was approximately $180,000.

AUDIT AND NON-AUDIT FEES

Our Audit Committee approves the fees and other significant compensation to be paid to our independent public accountants for the purpose of preparing or issuing an audit report or related work. We provide appropriate funding, as determined by our Audit Committee, for payment of fees and other significant compensation to our independent public accountants. Our Audit Committee also preapproves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for us by our independent public accountants. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent public auditors to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Our Audit Committee reviewed and discussed with its current independent public accountants, Mayer Hoffman McCann, the following fees for services rendered for the 2007 fiscal year and considered the compatibility of non-audit services with Mayer Hoffman McCann’s independence. A representative of the Company’s independent public accountants, Mayer Hoffman McCann, is expected to attend the 2008 Annual Meeting. A representative of the Company’s independent public accountants, Mayer Hoffman McCann, will have an opportunity to make a statement and respond to questions at the 2008 Annual Meeting.

Audit Fees.  Mayer Hoffman McCann, our independent public accountants, billed us $175,000 and $147,500 in total for the fiscal years ended June 30, 2008 and 2007, respectively in connection with the audit of our annual consolidated financial statements.

Audit Related Fees.  We did not pay any audit related fees to Mayer Hoffman McCann during fiscal years ended June 30, 2008 and 2007.

Tax Fees.  We did not pay any fees to Mayer Hoffman McCann for tax services during the fiscal years ended June 30, 2008 and 2007.

All Other Fees.  We did not pay any fees to Mayer Hoffman McCann for all other services during the fiscal years ended June 30, 2008 and 2007.

Report of the Audit Committee

The following report of our Audit Committee shall not be deemed proxy solicitation material, and shall not be deemed filed with the SEC or incorporated by reference into any of our filings under the Exchange Act or the Securities Act of 1933.

The Audit Committee of our Board of Directors was established in accordance with the Exchange Act and reviews the financial reporting process, including the overview of our financial reports and other financial information we provide to governmental or regulatory bodies, the public and others who rely thereon; our systems of internal accounting and financial controls; the selection, evaluation and retention of our independent public accountants; and the annual independent audit of our financial statements.

Each of our Audit Committee members satisfies the independence requirements of the Exchange Act and Nasdaq rules and complies with the financial literacy requirements thereof. Our Board of Directors has determined that all members of Audit Committee, Anthony J. Coppola, Lisa A. Napolitano and William L.G. Kwan, satisfy the financial expertise requirements and have the requisite experience as defined by the SEC’s rules. Our Board of Directors adopted a written charter for our Audit Committee on May 9, 2000 and amended such charter on July 8, 2004 to comply with new Nasdaq rules. The full text of the Audit Committee Charter as currently in effect is available on our website. Our Audit Committee reviews and reassesses the adequacy of the charter on an annual basis.

Our Audit Committee has reviewed our audited consolidated financial statements and discussed those statements with management. Our Audit Committee has also discussed with Mayer Hoffman McCann our independent public accountants during fiscal 2008, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Our Audit Committee received from Mayer Hoffman McCann and reviewed the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3200T and discussed with Mayer Hoffman McCann matters relating to its independence. Our Audit Committee also considered the compatibility of the provision of non-audit services by Mayer Hoffman McCann with the maintenance of Mayer Hoffman McCann ’s independence.

On the basis of these reviews and discussions, our Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K/A for the fiscal year ended June 30, 2008 and be filed with the SEC.

Submitted by:
Audit Committee
Anthony J. Coppola
William L.G. Kwan
Lisa A. Napolitano

May 2, 2009

SHAREHOLDER PROPOSALS

Any shareholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the SEC, wishes to submit a proposal for inclusion in our proxy statement for our 2009 annual meeting of shareholders must deliver such proposal in writing to our Secretary at our principal executive offices at 435 Devon Park Drive, Building 100, Wayne, PA 19087 no later than August 1, 2009.

Pursuant to Section 2.3 of our Bylaws, if a shareholder wishes to present at our 2009 annual meeting of shareholders (i) a proposal relating to nominations for and election of directors for consideration by the Governance and Nominating Committee of our Board of Directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the SEC, the shareholder must comply with the provisions relating to shareholder proposals set forth in our Bylaws, which are summarized below. Written notice of any such proposal containing the information required under our Bylaws, as described herein, must be delivered in person, by first class United States mail postage prepaid or by reputable overnight delivery service to the Governance and Nominating Committee in care of our Secretary, for nomination proposals only, or to the attention of our Secretary for all other matters, at our principal executive offices at 435 Devon Park Drive, Building 100, Wayne, PA 19087 during the period commencing on August 1, 2009 and ending on August 31, 2010.

A written proposal of nomination for a director must set forth:

•	the name and address of the shareholder who intends to make the nomination (the “Nominating Shareholder”);

•	the name, age, business address and, if known, residence address of each person so proposed;

•	the principal occupation or employment of each person so proposed for the past five years;

•	the number of shares of our capital stock beneficially owned within the meaning of SEC Rule 13d-3 by each person so proposed and the earliest date of acquisition of any such capital stock;

•	a description of any arrangement or understanding between each person so proposed and the Nominating Shareholder with respect to such person’s proposal for nomination and election as a director and actions to be proposed or taken by such person as a director;

•	the written consent of each person so proposed to serve as a director if nominated and elected as a director; and

•	such other information regarding each such person as would be required under the proxy rules of the SEC if proxies were to be solicited for the election as a director of each person so proposed.

Only candidates nominated by shareholders for election as a member of our Board of Directors in accordance with our Bylaw provisions as summarized herein will be eligible for consideration by the Governance and Nominating Committee to be nominated for election as a member of our Board of Directors at our 2009 annual meeting of shareholders, and any candidate not nominated in accordance with such provisions will not be considered or acted upon for election as a director at our 2009 annual meeting of shareholders.

A written proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy rules of the SEC if proxies were solicited for shareholder consideration of the matter at a meeting of shareholders. Only shareholder proposals submitted in accordance with the Bylaw provisions summarized above will be eligible for presentation at our 2008 annual meeting of shareholders, and any matter not submitted to our Board of Directors in accordance with such provisions will not be considered or acted upon at our 2009 annual meeting of shareholders.

OTHER MATTERS

Our Board of Directors does not know of any matters to be presented for consideration at our annual meeting other than the matters described in the notice of annual meeting, but if any matters are properly presented, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By Order of the Board of Directors,

Richard J. DePiano
Chairman and Chief Executive Officer

June 7, 2009
Wayne, Pennsylvania

☐ ■
ESCALON MEDICAL CORP.
Annual Meeting of Shareholders To Be Held June 30, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
     This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Richard J. DePiano and Mark Wallace, or either of them acting alone in the absence of the other, the attorneys, agents and proxies of the undersigned, with full powers of substitution (the “Proxies”), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of shareholders (the “Annual Meeting”) of Escalon Medical Corp. (the “Company”) to be held at the offices of the Company 435 Devon Park Drive, Building 100, Wayne, Pennsylvania, on June 30, 2009 at 9:00 a.m. or any adjournment or continuation thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.
(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF
ESCALON MEDICAL CORP.
June 30, 2009

PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=02022

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

■ 20200000000000001000 5	063009

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH OF THE NOMINEES IN PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class III Directors
2.  Other Business. In their discretion, the Proxies are authorized to vote upon such other business as may come before the Annual Meeting and any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.
IMPORTANT - PLEASE SIGN AND DATE BELOW AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
This Proxy when properly executed will be voted as specified. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted “FOR” each nominee for Class III Director. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and electing to vote in person.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Richard J. DePiano O Jay Federman, M.D.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Please mark here if you plan to attend the Annual Meeting ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■	■

ANNUAL MEETING OF SHAREHOLDERS OF
ESCALON MEDICAL CORP.
June 30, 2009
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=02022
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

■ 20200000000000001000 5	063009

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH OF THE NOMINEES IN PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class III Directors
2.  Other Business. In their discretion, the Proxies are authorized to vote upon such other business as may come before the Annual Meeting and any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.
IMPORTANT - PLEASE SIGN AND DATE BELOW AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
This Proxy when properly executed will be voted as specified. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted “FOR” each nominee for Class III Director. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and electing to vote in person.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Richard J. DePiano O Jay Federman, M.D.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Please mark here if you plan to attend the Annual Meeting ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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